                                  STANDARD SUBLEASE
                     American Industrial Real Estate Association

                                        [Logo]

1. PARTIES. This Sublease, dated, for reference purposes only, June 11, 1996, is made by and between Lee Pharmaceuticals, a California
Corporation (herein called "Sublessor") and Maxsilk, Inc., a California Corporation (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as 1470 Santa Anita Avenue, South El Monte, California 91733 and described as an approximately 8,400 square foot free-standing building; APN #8118-002-010

Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.  TERM.

    3.1 Term. The term of this Sublease shall be for Fifty-two and one-half (52-1/2) months commencing on July 16, 1996 and ending on November 30, 2000 unless sooner terminated pursuant to any provision hereof.

    3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date. Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date. Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $3,276.00, in advance, on the 16th day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $3,276.00 as rent for August 16 - September 15, 1996. On July 16, 1998, the Base Monthly Rental Rate shall increase to Three Thousand Three Hundred Sixty Dollars ($3,360.00) and shall remain at such through the base lease term.

Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $3,276.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment at any other sum to which Sublessor may become obligated by reason at Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.  USE.

    6.1 USE. The Premises shall be used and occupied only for Warehousing and distribution of silk flowers, office uses, and all legal uses related thereto, and for no other purpose.

    6.2  COMPLIANCE WITH LAW.

      (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation.
In the event that Sublessee does not give to Sublessor written notice at the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

      (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, it there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

    6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises. and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7. MASTER LEASE

    7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy at which is attached hereto marked Exhibit 1, dated April 16, 1990 wherein Art Weiss is the lessor, hereinafter referred to as the "Master Lessor"

    7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

    7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

    7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease. Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease EXCEPT for the following paragraphs which are excluded therefrom: Base Tax Year is 1996-1997.

American Industrial Real Estate Association 1978

    7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has NOT assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

    7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgements, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's assumed obligations.

    7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

    7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8.  ASSIGNMENT OF SUBLEASE AND DEFAULT.

    8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

    8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

    8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

    8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.  CONSENT OF MASTER LESSOR.

    9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

    9.2 In the event that the obligations of the Sublessor under the Master lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

    9.3  In the event that Master Lessor does give such consent then:

      (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

      (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

      (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

      (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

      (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

      (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

    9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

    9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

    9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.  BROKERS FEE.

    10.1 Upon execution hereof by all parties, Sublessor shall pay to CB Commercial Real Estate Services Group, Inc., a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of $ per separate agreement for brokerage services rendered by Broker to Sublessor in this transaction.

    10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

    10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises. any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

    10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal; upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease; or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

    10.5 Any transferee at Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. (If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here )

    a. RENTAL ABATEMENT PERIOD: The period from July 16, 1996 - August 15, 1996 and the period from July 16, 1999 - August 15, 1999 shall be deemed rent free.

    b. TENANT IMPROVEMENTS BY SUBLESSOR: Sublessor, at Sublessor's sole cost and expense, shall perform the following tenant improvements:

         (i)     Remove office area as further outlined in the attached Exhibit
                 "A";
         (ii)    Repaint and recarpet remaining office area;
         (iii)   Remove fence on north side of property;
         (iv)    Replace warehouse ceiling foil, as needed.
         (vi)    Paint western (front) side of building.
         (v)     Clean front entrance door frame.
         (vi)    Clean restrooms.
         (vii) Sublessee shall be allowed to choose carpet and paint (for the front of the building) color, subject to Sublessor's final approval.

    c. TENANT IMPROVEMENTS BY SUBLESSEE: Sublessor hereby grants Sublessee permission, at Sublessee's sole cost and expense, to install iron bars on the windows and an iron gate at the south driveway entrance.

    d. ADDITIONAL AREAS: Sublessor shall allow Sublessee to use for container trucks, though not exclusively, the driveway adjacent to the northern end of the property during the initial term of the Sublease. In consideration for use of the driveway, Sublessee shall permit Sublessor to use Sublessee's driveway on the south end of the subject premises for approximately one (1) week during the Sublease term to relocate an approximately 2,000 square foot area from 1460 Santa Anita (property to the south). Sublessor will not impede Sublessee's truck traffic during this relocation.

    e. PERSONAL GUARANTEE: The performance of the terms and conditions by Maxsilk, Inc. ("Sublessee") under this Sublease shall be personally guaranteed by Angie Fu.

    f. SUBLEASE GOVERNS: In the event of any conflict between the printed provisions of the Master Lease and this Sublease, this Sublease shall govern, as it pertains to this Sublease.

    IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.

Executed at                                Lee Pharmaceuticals
           ------------------------    ----------------------------------------
On                                     By /s/ RON LEE
  ---------------------------------      --------------------------------------
address  1434 Santa Anita Avenue       By  Ron Lee,  President
       ----------------------------      --------------------------------------
         South El Monte, CA  91733
-----------------------------------         "Sublessor" (Corporate Seal)

Executed at                                Maxsilk  Inc.
           ------------------------    ----------------------------------------
on                                     By /s/ ANGIE FU
  ---------------------------------       -------------------------------------
address  1470 Santa Anita Avenue       By Angie Fu, President
       ----------------------------      --------------------------------------
         South El Monte, CA  91733
-----------------------------------         "Sublessee" (Corporate Seal)

Executed at                                Art Weiss
           ------------------------    ----------------------------------------
on                                     By /s/ KERRY L. WEISS FOR ART WEISS
  ---------------------------------       -------------------------------------
address  10616 E. Rush Street               By Art Weiss, Principal
       ----------------------------      --------------------------------------
         South El Monte, CA  91733
-----------------------------------         "Master Lessor" (Corporate Seal)

Executed at                                Angie Fu
           ------------------------    ----------------------------------------
on                                     By: /s/ ANGIE FU
           ------------------------       -------------------------------------
address  1470 Santa Anita Avenue            Angie Fu
           ------------------------    ----------------------------------------
         South El Monte, CA 91733
-----------------------------------         "Guarantors"


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071. (213) 687-8777.

GUARANTY OF LEASE                   [LOGO]

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

    WHEREAS, Lee Pharmaceuticals, a California Corporation ("Sublessor"), hereinafter referred to as "Lessor", and Maxsilk, Inc., a California Corporation, hereinafter referred to as "Lessee", are about to execute a document entitled "Lease" dated June 11, 1996 concerning the premises commonly known as 1470 Santa Anita Avenue, South, El Monte, California 91733 wherein Lessor will lease the premises to Lessee, and
    WHEREAS, Angie Fu, a Married Woman hereinafter referred to as "Guarantors" have a financial interest in Lessee, and
    WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.
    NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.
    It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.
    This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.
    No notice of default need be given to Guarantors, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity
    Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.
    Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.
    Guarantors do hereby subrogate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.
    Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.
    The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantors.
    The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest in the leased premises or under said Lease shall effect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.
    The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.
    In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

    Lessor shall be interpreted as Sublessor and Lessee shall be interpreted as Sublessee.

    IF THIS FORM HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS FORM OR THE TRANSACTION RELATING THERETO.

Executed at                            /s/ ANGIE FU
           ------------------------    ----------------------------------------
on                                         Angie Fu
  ---------------------------------    ----------------------------------------
address  1470 Santa Anita Avenue
         --------------------------    ----------------------------------------
   South El Monte, California 91733         "GUARANTORS"
-----------------------------------


*   1977-American Industrial Real Estate Association.
All rights reserved. No part of these works may be reproduced in any form without permission in writing.

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071.
         (213)687-8777.

AMENDMENT TO STANDARD SUBLEASE DATED JUNE 11, 1996 MADE BY AND BETWEEN LEE PHARMACEUTICALS ("SUBLESSOR"), MAXSILK, INC. ("SUBLESSEE") AND ART WEISS ("MASTER LESSOR") FOR THE REAL PROPERTY LOCATED AT 1470 SANTA ANITA AVENUE, SOUTH EL MONTE, CALIFORNIA 91733

As it pertains to Item 12.d "Additional Areas" of the above-referenced Standard Sublease, the following is expressly understood and hereby acknowledged by Sublessee, Sublessor and Master Lessor.

The occurrence of one (1) or more of the following items shall render this subject Paragraph 12.d ("Additional Areas") null and void. The items are as follows:

(a) In the event of a breach of the lease contract on the property located at 1500 Santa Anita Avenue, South El Monte, California 91733 between Lee Pharmaceuticals ("Lessee") and Art Weiss ("Lessor");

(b) In the event of a change in occupancy at 1500 Santa Anita Avenue, South El Monte, California 91733;

(c) In the event of a change in occupancy at 1467 Lidcombe Avenue, South El Monte, California 91733.

Should any one (1) of the aforementioned events occur, then upon receipt by Lee Pharmaceuticals and Maxsilk, Inc. of written demand by Art Weiss ("Master Lessor"), Lee Pharmaceuticals, at its sole cost and expense, shall re-install a chain link fence along the existing property line of the subject property (properties) in which a change of occupancy has occurred.

Agreed and accepted:

SUBLESSEE

MAXSILK, INC.

By: /s/ Angie Fu
   ---------------------------
    Angie Fu, President

Date:  7/9/96
     -------------------------

SUBLESSOR

LEE PHARMACEUTICALS

By: /s/ Ron Lee
   ---------------------------
    Ron Lee, President

Date:  7/9/96
     -------------------------

MASTER LESSOR

ART WEISS

By: /s/ Kerry L. Weiss for Art Weiss
   ---------------------------
    Art Weiss, Principal

Date:_________________________


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LETTER AGREEMENT DATED JULY 8, 1996 MADE BY AND BETWEEN LEE PHARMACEUTICALS
("SUBLESSOR") AND MAXSILK, INC. ("SUBLESSEE") REGARDING THE REAL PROPERTY LOCATED AT 1470 SANTA ANITA AVENUE, SOUTH EL MONTE, CALIFORNIA 91733

As it pertains to the Standard Sublease dated June 11, 1996 made by and between the above-referenced Sublessor and Sublessee, and regarding the premises located at 1470 Santa Anita Avenue in South El Monte, California, Sublessor and Sublessee hereby agree to the following additional terms and conditions:

1. Sublessor, at Sublessor's sole cost and expense, shall remove approximately forty feet (40') of the eastern (rear) fence to allow for easier access to the dock-high loading door. No sliding gate will be installed. Sublessor has a current month-to-month arrangement with the adjacent Tenant occupying the property located at 1467 Lidcombe Avenue in South El Monte, California, regarding Sublessor's use of the rear "leased" area. Sublessee's proposed use of the rear "leased" area is entirely contingent upon Sublessor's continued month-to-month arrangement with the adjacent Tenant at 1467 Lidcombe. Should either party terminate the subject month-to-month agreement, Sublessee's use of the rear "leased" area shall terminate.

This tenant improvement by Sublessor shall be in addition to those items listed under Paragraph 12.b "Tenant Improvements by Sublessor" in the Standard Sublease dated June 11, 1996.

Agreed and accepted:

SUBLESSEE                              SUBLESSOR

MAXSILK, INC.                          LEE PHARMACEUTICALS

BY: /s/ Angie Fu                       BY: /s/ RON LEE
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    ANGIE FU, PRESIDENT                     RON LEE, PRESIDENT

DATE:  7/9/96                          DATE:  7/9/96
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